SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 24, 2003

FACTUAL DATA CORP.

(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-24205	84-1449911

(Commission File Number)	(I.R.S. Employer Identification No.)

5200 Hahns Peak Drive
Loveland, Colorado 80538

(Address of principal executive offices)

(970) 663-5700

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Filed herewith is the following:

Exhibit No.	Description

99.1	Press Release dated July 24, 2003

ITEM 9. REGULATION FD DISCLOSURE (including Item 12 information)

     The following information, which is intended to be furnished under Item 12 “Results of Operations and Financial Condition,” is being furnished under this Item 9 in accordance with SEC Release No. 33-8216.

     On July 24, 2003, Factual Data Corp. issued a press release announcing its financial results for the second quarter and for the six months ended June 30, 2003. A copy of the press release as well as supplemental information is furnished with this report as Exhibit 99.1, and is incorporated herein by reference.

     The information in this report is being furnished, not filed, for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and pursuant to Item 12 of Form 8-K will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FACTUAL DATA CORP.

Date: July 24, 2003	By:	/s/ J.H. Donnan

J.H. Donnan, Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated July 24, 2003